Quarterly Holdings Report
for
Fidelity® Metaverse ETF
September 30, 2022
MET-NPRT1-1122
1.9904981.100
Common Stocks - 99.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 60.3%
Entertainment - 39.0%
Bilibili, Inc. ADR (a)	10,198	156,233
Capcom Co. Ltd.	8,600	216,270
Com2uS Corp.	1,877	101,413
Electronic Arts, Inc.	3,719	430,325
Embracer Group AB (a)	37,450	224,244
GungHo Online Entertainment, Inc.	8,100	124,512
Kakao Games Corp. (a)	4,339	129,348
Koei Tecmo Holdings Co. Ltd.	10,800	177,208
Konami Group Corp.	4,800	221,521
NCSOFT Corp.	838	202,662
Neowiz (a)	3,627	93,546
NetEase, Inc. ADR	5,202	393,271
Nexon Co. Ltd.	15,000	264,465
Nintendo Co. Ltd.	13,000	525,768
Pearl Abyss Corp. (a)	3,996	130,295
Square Enix Holdings Co. Ltd.	5,100	219,510
Take-Two Interactive Software, Inc. (a)	3,141	342,369
Ubisoft Entertainment SA (a)	5,047	140,022
WeMade Entertainment Co. Ltd.	2,950	94,436
XD, Inc. (a)	47,800	97,428
		4,284,846
Interactive Media & Services - 21.3%
Alphabet, Inc. Class A (a)	5,367	513,354
Bumble, Inc. (a)	7,003	150,494
GREE, Inc.	17,100	104,080
Meta Platforms, Inc. Class A (a)	3,573	484,785
NAVER Corp.	2,385	322,568
Snap, Inc. Class A (a)	30,128	295,857
Tencent Holdings Ltd.	13,900	471,721
		2,342,859
TOTAL COMMUNICATION SERVICES		6,627,705
CONSUMER DISCRETIONARY - 0.7%
Leisure Products - 0.7%
Golfzon Co. Ltd.	1,018	76,917
INDUSTRIALS - 1.2%
Aerospace & Defense - 1.2%
Maxar Technologies, Inc.	7,281	136,300
INFORMATION TECHNOLOGY - 37.5%
IT Services - 2.8%
GDS Holdings Ltd. ADR (a)	7,704	136,053
NEXTDC Ltd. (a)	29,644	168,106
		304,159
Semiconductors & Semiconductor Equipment - 9.5%
ams-OSRAM AG (a)	24,695	156,713
Cirrus Logic, Inc. (a)	3,061	210,597
NVIDIA Corp.	3,859	468,444
Synaptics, Inc. (a)	2,066	204,555
		1,040,309
Software - 19.0%
Adobe, Inc. (a)	1,558	428,762
Aveva Group PLC	6,999	245,484
Bentley Systems, Inc. Class B	7,421	227,008
Dassault Systemes SA	11,070	387,536
Matterport, Inc. (a)	31,089	117,827
Nemetschek Se	3,597	173,477
PTC, Inc. (a)	2,864	299,574
Unity Software, Inc. (a)	6,462	205,879
		2,085,547
Technology Hardware, Storage & Peripherals - 6.2%
Apple, Inc.	3,694	510,511
Super Micro Computer, Inc. (a)	3,150	173,471
		683,982
TOTAL INFORMATION TECHNOLOGY		4,113,997
TOTAL COMMON STOCKS (Cost $13,938,490)		10,954,919

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $13,938,490)	10,954,919
NET OTHER ASSETS (LIABILITIES) - 0.3%	30,652
NET ASSETS - 100.0%	10,985,571

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini NASDAQ 100 Index Contracts (United States)	1	Dec 2022	22,071	(2,729)	(2,729)

The notional amount of futures purchased as a percentage of Net Assets is 0.2%

Legend

(a)	Non-income producing

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	-	73,266	73,266	94	-	-	-	0.0%
Total	-	73,266	73,266	94	-	-	-

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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